December 31, 2010

Dear Valued Customer,

Financial markets of just about every stripe pushed higher in 2010, marking a second year of recovery from the financial down turn. Many see 2011 as the year sustainable economic recovery takes root, winning over skeptics and persuading both companies and consumers to relax their stranglehold on cash. Improving confidence and low interest rates bode well for corporate profits.

Now may be a good time to visit with your registered representative to ensure your portfolio is diversified. There is no simple formula that can find the right asset allocation for every individual. However, asset allocation is one of the most important decisions that investors make.

Inside this book you will find annual reports dated December 31, 2010, for the 45 investment subaccounts available through your Kansas City Life Insurance Company Century II variable contract.

Please call your registered representative or Kansas City Life at 800-616-3670 if you have questions about the Annual Report of Funds or your Century II variable contract. You can also access information about your Century II variable contract(s) at www.kclife.com.

For more than 115 years, Kansas City Life has remained committed to helping customers build a financially sound future for themselves and their families. We appreciate your business and thank you for the trust you have placed in us.

Sincerely,

R. Philip Bixby, President, CEO and Chairman of the Board

Kansas City Life’s Century II Variable Product Series is distributed through Sunset Financial Services Inc.

3520 Broadway, Kansas City, MO 64111, 816-753-7000. Member FINRA/SIPC.